UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2010

BJ’s Wholesale Club, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13143	04-3360747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mercer Road, Natick, Massachusetts		01760
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 651-7400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information set forth in Item 7.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

This Form 8-K provides supplemental information regarding revisions of historical financial information that are not material to any prior period but that will be reflected in future Form 10-Q and 10-K filings to be made by BJ’s Wholesale Club, Inc. (the “Company”).

As disclosed in the Form 10-Q for the period ended July 31, 2010 filed earlier today by the Company, during the second quarter of 2010, the Company identified errors in its accounting for ground leases. In accordance with accounting guidance found in ASC 250-10 (SEC Staff Accounting Bulletin No. 99, Materiality), the Company assessed the materiality of these errors on prior period reported results and concluded that the errors were not material to any of its prior period financial statements. The Company also concluded that had the errors been corrected in its financial statements for the period ended July 31, 2010, the impact of such an adjustment would have been material to the financial statements for that period. As such, in accordance with accounting guidance found in ASC 250-10 (SEC Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), the financial statements for the prior periods presented have been revised as reflected in the attached Exhibit 99.1. These non-cash revisions did not impact the Company’s revenues or cash flows for any prior period.

In addition, these non-cash revisions had no impact on the Company’s previously announced net income for the quarter ended July 31, 2010, as reported by the Company in a press release and on Form 8-K on August 18, 2010. With respect to the Company’s previously announced balance sheets at January 31, 2010 and July 31, 2010, these revisions resulted in an increase to deferred tax assets of $5.2 million, an increase to non-current liabilities of $13.0 million, and a decrease to retained earnings of $7.8 million.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits shall be deemed to be furnished, and not filed:

99.1	Supplemental Schedule

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2010	BJ’s WHOLESALE CLUB, INC.

	By:	/S/ FRANK D. FORWARD
Frank D. Forward

Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental Schedule